Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D, SEC File No. 811-21127 (the “Registrant”) Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Trust	811-10221
BlackRock Large Cap Series Fund, Inc.	811-09637
Federated Hermes Equity Income Fund, Inc	811-4743
Fidelity Advisor Series I	811-03785
MFS Series Trust II	811-04775
Pioneer Emerging Markets Fund	811-08448
Pioneer Series Trust II	811-21460

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Life Insurance Company